EXHIBIT 10.60

AMENDMENT

TO THE

CERTIFICATE OF DESIGNATION

OF THE

SERIES C PARTICIPATING CONVERTIBLE PREFERRED STOCK

OF

COMMUNICATION INTELLIGENCE CORPORATION

It is hereby certified that:

1. The name of the corporation is Communication Intelligence Corporation (the “Corporation”).

2. The original Certificate of Designation of the Series C Participating Convertible Preferred Stock (the “Certificate of Designation”) was filed with the Secretary of State of the State of Delaware on December 31, 2010.

3. The Certificate of Designation is hereby amended as follows:

Section 6(e)(i) of the Certificate of Designation is hereby amended by adding the following to the end thereof:

“provided, however, that notwithstanding the foregoing, CP2 shall in no event be (A) lower than the average closing price of the Common Stock on a national securities exchange or quotation system (which on the date of determination constitutes the principal trading market for the shares of Common Stock) for the twenty (20) consecutive trading days immediately prior to the issuance of the Additional Stock and if such Common Stock is not publicly traded, the market price as determined in good faith by the Board of Directors (the “Market Price”) or (B) greater than CP1.  For avoidance of doubt, (x) if after applying the formula above CP2 is lower than the Market Price, then the Conversion Price in effect immediately following such issuance of Additional Stock shall be equal to Market Price and, (y) if the Market Price immediately prior to the issuance of the Additional Stock is greater than CP1, then the Conversion Price in effect immediately following such issuance of Additional Stock shall be the Conversion Price in effect immediately prior to the issuance of such Additional Stock.”

4. This Amendment has been duly adopted in accordance with Sections 228 and 242(b) of the Delaware General Corporation Law.

EXHIBIT 10.60

IN WITNESS WHEREOF, the undersigned has executed this Amendment dated as of March 31, 2011.

              /s/ Craig Hutchison
Name:                      Craig Hutchinson
Title:           Vice President and Assistant Treasurer